Exhibit 99.1

Metallus Promotes Kristopher R. Westbrooks to President and

Chief Operating Officer; Appoints John M. Zaranec III as

Executive Vice President and Chief Financial Officer

CANTON, Ohio: May 20, 2025 – Metallus (NYSE: MTUS), a leader in high-quality specialty metals, manufactured components and supply chain solutions, today announced that Kristopher R. Westbrooks has been promoted to the newly created role of president and chief operating officer and John M. Zaranec III has been appointed as the company’s executive vice president and chief financial officer, effective June 16, 2025. Both executives will report directly to Mike Williams, Metallus’ chief executive officer.

As president and chief operating officer, Westbrooks will lead Metallus' safety, manufacturing operations and excellence, and supply chain organizations, fostering cross-functional collaboration and operational excellence. He will drive alignment with the company’s strategic initiatives while supporting its growth objectives.

Westbrooks has served as the company’s chief financial officer since September 2018 and has been a pivotal part of Metallus’ transformation over the past several years. Prior to joining Metallus, Westbrooks was with A. Schulman, Inc., where he served as vice president, chief accounting officer and corporate controller. Westbrooks started his career in public accounting and graduated from Miami University.

"Over the past seven years, Kris has played an instrumental role in our company’s growth, consistently providing outstanding leadership and strategic guidance. His ability to build high-performing teams, combined with his expertise in financial strategy and deep understanding of our business, has strengthened our balance sheet—enhancing our flexibility to drive growth and navigate economic challenges. Under his leadership, we have established a strong foundation that positions us for continued success," said Mike Williams.

Zaranec brings over 20 years of financial experience and skills in the manufacturing and industrial sectors. Most recently, he served as division chief financial officer at Materion Corporation, leading the finance strategy and function for the Performance Materials segment. Before that, he held various leadership roles at Materion, including chief accounting officer, corporate controller, and head of investor relations. His experience also includes finance leadership at The Timken Company. Prior to transitioning into industry, he spent nearly a decade in public accounting. Zaranec holds a bachelor’s degree in business and a master’s degree in accountancy from Miami University.

"We are excited to welcome John to Metallus. With extensive expertise in driving company performance and strategy as a financial business partner, as well as engaging with investors, financial planning, forecasting, and team development, we are confident he will play a key role in our continued success. We look forward to his contributions and leadership as we remain focused on delivering value to our shareholders," stated Williams.

ABOUT METALLUS INC.

Metallus (NYSE: MTUS) manufactures high-performance specialty metals from recycled scrap metal in Canton, OH, serving demanding applications in industrial, automotive, aerospace & defense and energy end markets. The company is a premier U.S. producer of alloy steel bars (up to 16 inches in diameter), seamless mechanical tubing and manufactured components. In the business of making high-quality steel for more than 100 years, Metallus' proven expertise contributes to the performance of our customers' products. The company employs approximately 1,880 people and had sales of $1.1 billion in 2024. For more information, please visit us at www.metallus.com.

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Investor contact:

Jennifer Beeman

P 330.471.7760

ir@metallus.com

FORWARD-LOOKING STATEMENTS

This news release includes "forward-looking" statements within the meaning of the federal securities laws. You can generally identify the company's forward-looking statements by words such as "will," "anticipate," "aspire," "believe," "could," "estimate," "expect," "forecast," "outlook," "intend," "may," "plan," "possible," "potential," "predict," "project," "seek," "target," "should," "would," "strategy," or "strategic direction" or other similar words, phrases or expressions that convey the uncertainty of future events or outcomes. The company cautions readers that actual results may differ materially from those expressed or implied in forward-looking statements made by or on behalf of the company due to a variety of factors, such as: (1) the effects of fluctuations in customer demand on sales, product mix and prices in the industries in which the company operates, including the ability of the company to respond to rapid changes in customer demand including but not limited to changes in domestic and worldwide political and economic conditions due to, among other factors, U.S. and foreign trade policies and the impact on economic conditions, changes in customer operating schedules due to supply chain constraints or unplanned work stoppages, the ability of customers to obtain financing to purchase the company’s products or equipment that contains its products, the effects of customer bankruptcies or liquidations, the impact of changes in industrial business cycles, and whether conditions of fair trade exist in U.S. markets; (2) changes in operating costs, including the effect of changes in the company's manufacturing processes, changes in costs associated with varying levels of operations and manufacturing capacity, availability of raw materials and energy, the company's ability to mitigate the impact of fluctuations in raw materials and energy costs and the effectiveness of its surcharge mechanism, changes in the expected costs associated with product warranty claims, changes resulting from inventory management, cost reduction initiatives and different levels of customer demands, the effects of unplanned work stoppages, availability of skilled labor and changes in the cost of labor and benefits; (3) the success of the company's operating plans, announced programs, initiatives and capital investments, the consistency to meet demand levels following unplanned downtime, and the company's ability to maintain appropriate relations with the union that represents its associates in certain locations in order to avoid disruptions of business; (4) whether the company is able to successfully implement actions designed to improve profitability on anticipated terms and timetables and whether the company is able to fully realize the expected benefits of such actions; (5) the company's pension obligations and investment performance; (6) with respect to the company's ability to achieve its sustainability goals, including its 2030 environmental goals, the ability to meet such goals within the expected timeframe, changes in laws, regulations, prevailing standards or public policy, the alignment of the scientific community on measurement and reporting approaches, the complexity of commodity supply chains and the evolution of and adoption of new technology, including traceability practices, tools and processes; (7) availability of property insurance coverage at commercially reasonable rates or insufficient insurance coverage to cover claims or damages; (8) the availability of financing and interest rates, which affect the company's cost of funds and/or ability to raise capital; (9) the impacts from any repurchases of our common shares, including the timing and amount of any repurchases; (10) competitive factors, including changes in market penetration, increasing price competition by existing or new foreign and domestic competitors, the introduction of new products by existing and new competitors, and new technology that may impact the way the company's products are sold or distributed; (11) deterioration in global economic conditions, or in economic conditions in any of the geographic regions in which the company conducts business, including additional adverse effects from global economic slowdown, terrorism or hostilities, including political risks associated with the potential instability of governments and legal systems in countries in which the company or its customers conduct business, and changes in currency valuations; (12) the impact of global conflicts on the economy, sourcing of raw materials, and commodity prices; (13) climate-related risks, including environmental and severe weather caused by climate changes, and legislative and regulatory initiatives addressing global climate change or other environmental concerns; (14) unanticipated litigation, claims or assessments, including claims or problems related to intellectual property, product liability or warranty, employment matters, regulatory compliance and environmental issues and taxes, among other matters; (15) cyber-related risks, including information technology system failures, interruptions and security breaches; (16) the potential impact of pandemics, epidemics, widespread illness or other health issues; and (17) with respect to the equipment investments to support the U.S. Army’s mission of ramping up munitions production in the coming years, whether the funding awarded to support these investments is received on the anticipated timetable, whether the company is able to successfully complete the installation and commissioning of the new assets on the targeted budget and timetable, and whether the anticipated increase in throughput is achieved. Further, this news release represents our current policy and intent and is not intended to create legal rights or obligations. Certain standards of measurement and performance contained in this news release are developing and based on assumptions, and no assurance can be given that any plan, objective, initiative, projection, goal, mission, commitment, expectation or prospect set forth in this news release can or will be achieved. Inclusion of information in this news release is not an indication that the subject or information is material to our business or operating results.

Additional risks relating to the company's business, the industries in which the company operates, or the company's common shares may be described from time to time in the company's filings with the SEC. All of these risk factors are difficult to predict, are subject to material uncertainties that may affect actual results and may be beyond the company's control. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the above list should not be considered to be a complete list. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.